SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2004

LIBERTY NATIONAL BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-24113	58-2292563
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 82030, Conyers, Georgia 30013

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 785-7880

(Former name or address, if changed since last report)

Item 7. Financial Statements and Exhibits.

The following exhibit is being furnished with this report pursuant to Item 12 of this Form 8-K:

Exhibit No.	Description
99.1	Press Release of Registrant Regarding Financial Results for the Quarter Ended June 30, 2004.

Item 12. Results of Operations and Financial Condition.

On July 15, 2004, Liberty National Bancshares, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended June 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY NATIONAL BANCSHARES, INC.

July 27, 2004	/s/ Jesse R. Cheatham, Jr.
Jesse R. Cheatham, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release of Registrant Regarding Financial Results for the Quarter Ended June 30, 2004.